EXHIBIT 32.2
SUPERNUS PHARMACEUTICALS, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. sec. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Supernus Pharmaceuticals, Inc. (the "Company") on Form 10-K for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy C. Dec, Senior Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 25, 2025	By:	/s/ TIMOTHY C. DEC
Timothy C. Dec Senior Vice-President and Chief Financial Officer